EXHIBIT 10.1

                     OPERATING AGREEMENT
                             OF
                     PHOENIX TELNET, LLC

     This Operating Agreement ("Agreement"), effective as of
October 1, 2002, by and among the parties executing this Agreement as Members, confirms the understanding of said parties as to the matters contained herein.

       The   parties   hereto,   for   good   and   valuable
consideration, the receipt and sufficiency of which are hereby acknowledge, agree as follows:

                          ARTICLE I
                         Definitions

      SECTION 1.1. As used herein, the following terms and phrases shall have the meanings indicated:

      (A)    "Act"  means  the  Delaware  Limited  Liability
Company Act (Title 6, Chapter 18 of the Delaware Laws), as amended from time to time.

      (B) "Capital Account" means, with respect to each Member, the account established for each Member pursuant to
Section 6.2 herein, which will initially equal the Capital Contributions of such Member and will be: (i) increased by the amount of Net Profits allocated to such Member, and (ii) reduced by the amount of Net Losses allocated to such Member and the amount of Cash Flow distributed to such Member. The Members' Capital Accounts will be determined and maintained in accordance with the rules of paragraph (b)(2)(iv) of Regulation Section 1.704-1 of the Code.

      (C) "Capital Contributions" means the money or the fair market value of the property contributed to the Company by the Members pursuant to Section 6.1 herein.

      (D)    "Cash Flow" has the meaning provided in Section
7.1 herein.

      (E)    "Code" means the Internal Revenue Code of 1986,
as   amended,  or  corresponding  provisions  of  subsequent
revenue laws.

     (F)   "Company" means this Limited Liability Company.

      (G) "Family Group" means an individual's spouse, parents, siblings or lineal descendants, one or more trusts for the benefit of such individual or his or her spouse, parents, siblings or lineal descendants, or one or more family limited partnerships or family limited liability companies where the principal partners or members, as the case may be, are such individual or his or her spouse, parents, siblings or lineal descendants.

      (H) "Manager(s)" means the Member or Members or any principal or principals thereof selected by a majority vote of the Members, at a meeting of Members duly called and held for such purpose, to serve as the Manager or Managers of the Company.

     (I) "Members" means the persons designated as such in this Agreement, any successor(s) to their interests as such in the Company, and any other person who, pursuant to this Agreement, shall become a Member. Any reference to a "Member" shall be to any one of the then Members.

      (J) "Mandatory Tax Distribution Amount" means an amount equal to the excess of (i) 40% of the net taxable income of the Company allocated to (or reasonably estimated to be allocable to) a Member from the beginning of the fiscal year through the end of each fiscal quarter attributable to the Profits and Losses allocated to such Member under this Agreement, over (ii) the aggregate Mandatory Tax Distribution Amounts distributed to such Member for all prior fiscal quarters in such fiscal year. If a Member is allocated a net loss for federal income tax purposes under this Agreement for any fiscal year or period of the Company (calculated under the principles described in clause (i) of the preceding sentence) beginning after the effective date of this Agreement, then such net loss shall be offset against, and shall reduce the net income allocated (or reasonably estimated to be allocable) to, such Member under this Agreement in subsequent fiscal quarters of the Company (until such net loss is exhausted) for purposes of calculating the Mandatory Tax Distribution Amount for such Member for such subsequent fiscal quarters within the same fiscal year.

      (K) The words "Membership Interest" mean a Member's ownership interest in the Company, as evidenced by a certificate issued by the Company, expressed as Units, where a "Unit" means a single unit of ownership interest in the Company and a Member's Units bear the same relationship to the aggregate Units as the Member's ownership interest bears to the aggregate ownership interests in the Company.

      (L) "Net Profits" and "Net Losses" mean the net profit or net loss, respectively, of the Company determined in accordance with Section 8.2 herein.

      (M) "Person" means any natural person, corporation, partnership, joint venture, association, limited liability company or other business or legal entity.

      (N) "Transfer" means, as a noun, any voluntary or involuntary transfer, sale, pledge, hypothecation, assignment or other disposition of a Membership Interest by a Member and, as a verb, voluntarily or involuntarily to transfer, sell, pledge, hypothecate, assign or otherwise dispose of a Member's Membership Interest.

                         ARTICLE II
                 Organization of the Company

      SECTION 2.1. (A) The purpose of the Company is to conduct any lawful business for which limited liability companies may be organized, including, without limitation, providing Internet access services, long distance voice service over the Internet and any other related telecommunications services, and to do all things necessary or useful in connection with the foregoing.

          (B) The Company may transact business with, enter into contracts with, have an interest in and/or employ any Person, notwithstanding the fact that a Manager or Member may be related to, be an Affiliate of, or have a financial interest in such Person.

      SECTION 2.2. The names and addresses of the Members, the amounts of their initial Capital Contributions, and their respective Membership Interests are set forth in attached Appendix A. The Persons listed in Appendix A will become Members in the Company: (i) upon execution of this Agreement and payment to the Company of their respective Initial Capital Contributions in accordance with Section 6.1 herein, in the case of initial Members; or (ii) upon satisfaction of the applicable provisions of Article IX, in the case of additional Members. In the event that a Member contributes any Intellectual Property or similar intangible property pursuant to Appendix A or any instrument contemplated thereby, and it is subsequently determined that the Member did not have good title to such contributed property or it is held by a forum of competent jurisdiction not to have validly and indefeasibly contributed such property to the Company, then, in addition to and not in lieu of any other rights or remedies, the Company shall reduce or eliminate such Member's Capital Account as if such property had never been contributed to the Company; where a Member's entire Capital Contribution is so involved, the Member shall be deemed never to have made its Capital contribution and its Membership Interest shall be extinguished.

      SECTION 2.3. The Members will continue to do business under the name of the Company until the Manager(s) changes the name or the Company terminates. The principal address of the Company shall be such place or places as the Manager(s) may determine. The Manager(s) will give notice to the Members promptly after any change in the location of the principal office of the Company.

      SECTION 2.4. The Company shall terminate on December 31, 2027; provided, however, that the Company may terminate prior to such date as provided in this Agreement; and provided further that the Members, by majority vote taken no later than six months prior thereto, may elect to extend the term of the Company an additional twenty years.

                         ARTICLE III
              Rights and Liabilities of Members

      SECTION 3.1. Each Member is entitled: (i) to receive the financial statements and tax reporting information referred to in Section 11.1 herein; (ii) to vote on matters presented to Members for their vote or consent or as provided for in this Agreement; (iii) to require a dissolution of the Company in accordance with Article X herein; and (iv) to have such additional rights as are elsewhere provided in this Agreement or by mandatory requirements of applicable law.

      SECTION 3.2. Except as otherwise provided herein, whenever any matter is presented to the Members for their vote or consent, the matter will be considered approved or consented to upon the affirmative vote or written consent of a majority of the Membership Interests.

      SECTION 3.3. Subject to any mandatory requirements of applicable law, the following limitation on the Members' rights apply:

           (A) No Member, in his/its capacity as a Member, has the right to take any part whatsoever in the management and control of the ordinary business of the Company or sign for or bind the Company, except as expressly provided in this Agreement.

           (B)   No Member will be entitled to withdraw  any
part   of   his/its  Capital  Account  or  to  receive   any
distributions from the Company, except as expressly provided in this Agreement.

           (C) No Member will have the right to require a partition of the property or to compel any sale or appraisal of the Company's assets or any sale of a deceased Member's interest in the Company's assets, notwithstanding any provision of law to the contrary, or except as expressly provided in this Agreement

      SECTION 3.4. (A) No Member will be bound by or be personally liable for the expenses, liabilities or obligations of the Company or of any other Member; provided that a Member who knowingly receives a distribution or payment made by the Company in violation of this Agreement will be liable to the Company to the extent required by the Act. In addition, each Member's liability for the debts of the Company will be limited as set forth in the Act.

           (B) No Member or Manager(s) (nor any officer thereof) will be liable, responsible, or accountable as such, in damages or otherwise, to any Member or to the Company for any act or omission with respect to Company matters, except for fraud, breach of fiduciary duty or willful breach of this Agreement.

           (C) The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement will not be grounds for imposing personal liability on any Member or Manager (or any officer thereof) for any liabilities of the Company.

     SECTION 3.5. The Members may engage in any business or profession or possess an interest in other businesses or professions of every nature and description, independently or with others, other than any business providing either long distance voice services or Internet access service competitive with the Company. Neither the Company nor any other Member, as such, shall have any rights in such other businesses or the income or profits thereof.
                         ARTICLE IV
                     Meetings of Members

      SECTION 4.1. (A) An annual meeting of Members shall be held within three (3) months after the close of the fiscal year of the Company, on such date and at the time and place (either within or without the State of its organization) as shall be fixed by the Manager(s). At the annual meeting, the Members, by a majority vote, shall elect the Manager(s), and shall transact such other business as may properly be brought before the meeting.

          (B) A special meeting of Members may be called at any time by the Manager(s), and shall be called by the Manager(s) at the request, in writing, of the Members holding a majority of the Membership Interests and entitled to vote at such meeting. Any such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of Members shall be confined to the purposes set forth in the notice thereof.

          (C) A member will be deemed present at any meeting of the Members if he/it participates through any form of communications equipment that allows all other Members participating in the meeting to communicate with such Member.

          (D) Any action required by the Act to be taken or which may be taken at any annual or special meeting of the Members may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted. Prompt notice of the taking of the Company action without a meeting by less than unanimous written consent shall be given to those Members who have not consented in writing.

      SECTION 4.2. (A) Written notice of the time, place and purpose of every meeting of Members (and, if other than an annual meeting, the person or persons at whose discretion the meeting is being called) shall be given by the Manager(s) to each Member of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days prior to the date set for the meeting. Notice shall be given either personally or by mailing said notice by first class mail to each Member at his address appearing on the record book of the Company, or at such other address supplied by him, in writing, to the Manager(s) of the Company for the purpose of receiving notice.

           (B) A written waiver of notice setting forth the purpose of the meeting for which notice is waived, signed by the person or persons entitled to such notice, whether before or after the time of the meeting stated therein, shall be deemed equivalent to the giving of such notice. The attendance by a Member at a meeting, either in person or by proxy, without protesting the lack of notice thereof shall constitute a waiver of notice of such Member.

          (C) All notices given with respect to an original meeting shall extend to any and all adjournments thereof, and such business as might have been transacted at the original meeting may be transacted at any adjournment thereof. No notice of any adjourned meeting need be given if an announcement of the time and place of the adjourned meeting is made at the original meeting.

      SECTION 4.3. The holders of a majority of the Membership Interests of the Members present in person or represented by proxy, shall be requisite and shall constitute a quorum at all meetings of Members, except as
otherwise   provided  by  statute  or  the  Certificate   of
Formation. If, however, a quorum shall not be present or represented at any meeting of Members, the Members entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. When a quorum is once present to organize a meeting, such quorum is not deemed broken by the subsequent withdrawal of any Members.

      SECTION 4.4. Every Member entitled to vote at any meeting shall be entitled to vote in accordance with his Membership Interest in the Company held by him of record on the date fixed as the record date for said meeting, and may so vote in person or by proxy. Any Company action shall be authorized by a majority in interest of the votes cast by the Members entitled to vote thereon, except as may
otherwise  be  provided  by  statute,  the  Certificate   of
Formation or this Agreement.

      SECTION 4.5. Every proxy must be signed by the Member entitled to vote or by his duly authorized attorney-in-fact, and shall be valid only if filed with the Managers of the Company prior to the commencement of voting on the matter in regard to which said proxy is to be voted. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless otherwise expressly provided in the proxy. Every proxy shall be revocable at the pleasure of the person executing it, except as otherwise provided by statute. Unless the proxy, by its terms, provides for a specific revocation date and except as otherwise provided by statute, revocation of a proxy shall not be effective unless and until such revocation is executed in writing by the Member who executed such proxy, and the revocation is filed with the Manager(s) of the Company prior to the voting of the proxy.

     SECTION 4.6. All meetings of Members shall be presided over by the Manager(s) or, if not present, by a Member thereby chosen by the Members at the meeting. The Manager(s) or the person presiding at the meeting shall appoint any person present to act as secretary of the meeting.

      SECTION 4.7. For the purpose of determining the Members entitled to notice of or to vote at any meeting of Members or any adjournment thereof, or to express consent or dissent from any proposal without a meeting, or for the purpose of determining the Members entitled to receive payment of any distribution of Cash Flow or the allotment of any rights, or for the purpose of any other action, the Members may fix, in advance, a date as the record date for any such determination of Members. Such date shall not be more than fifty (50) nor less than ten (10) days before the date of any meeting nor more than fifty (50) days prior to any action taken without a meeting, the payment of any distribution of Cash Flow or the allotment of any rights, or any other action. When a determination of Members of record entitled to notice of or to vote at any meeting of Members has been made as provided in this Section 4.7, such determination shall apply to any adjournment thereof, unless the Members fix a new record date under this Section 4.7 for the adjourned date.

      SECTION 4.8. The Company shall be entitled to treat the holder of record of any Membership Interest as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Membership Interest on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Act.

                          ARTICLE V
                         Management

     SECTION 5.1. Management of the Company shall be vested in the Manager(s) of the Company. Except as otherwise provided in this Agreement, if there is more than one
Manager, all decisions of the Managers shall be by a majority vote of same. All Managers must be Members of the Company or principals of the Members. The initial Manager of the Company will be GAN & Associates, Inc. ("GAN"), which will serve as such until a successor is elected and qualified at the first annual meeting of the Members. The initial Manager may be removed only by the unanimous vote or the unanimous written consent of the Members.

      SECTION 5.2. The Manager(s) shall hold office for the term for which elected and until a successor has been elected and qualified. A vacancy in the office of Manager arising from any cause may be filled for the unexpired portion of the term by a majority vote of the Members at a meeting held for such purpose.

      SECTION 5.3 Any Manager may resign at any time by giving written notice thereof to the Members. Any such resignation shall take effect at the time specified in said notice or, if the time is not specified therein, upon the receipt thereof, irrespective of whether any such resignation shall have been accepted.

      SECTION 5.4. The Manager(s) will direct, manage and control the business and assets of the Company. Except where specifically reserved to the Members or elsewhere provided in this Agreement, the Manager(s) will have full and complete authority, power and discretion to manage and control the business, affairs, and properties of the
Company,  and  to  perform any and all  other  acts  of  the
Company, to make all decisions regarding those matters and to perform any all other acts or activities customary or incident to the management of the Company's business and assets. The Manager(s) may delegate to any officers, employees or agents of the Company all or part of the power and authority to conduct the business of the Company, in accordance with this Agreement. Any power or authority not delegated by the Members shall remain with them.

      SECTION 5.5. In addition to obligations imposed by other provisions of this Agreement, the Manager(s) is to devote to the Company such time as is reasonably necessary to carry out the business of the Company in order to accomplish its purposes. The Manager(s) shall, on behalf of the Company and at the expense of the Company:

            (A) execute, acknowledge, and certify all documents and instruments and take or cause to be taken all actions that may be necessary or appropriate: (i) for the continuation of the Company's valid existence as a limited liability company under the Act and each other jurisdiction in which such existence is necessary to protect the limited liability of the Members; (ii) to effectuate the provisions of this Agreement; or (iii) to enable the Company to conduct its business in the ordinary course;

           (B) manage the affairs of the Company in a businesslike manner and will devote such part of its time to the Company affairs as is reasonably necessary for the conduct of the affairs.

           (C) conduct the affairs of the Company in compliance with applicable laws and in the best interests of the Company and its business;

      (D) not permit the use of Company funds or assets for other than the benefit of the Company;

     (E) cause the Company to obtain and maintain such all-risk, public liability, workers' compensation, and other insurance, if any, as may be available on commercially reasonable terms and as the Manager(s) may deem necessary, affordable or appropriate; and

      (F)  cause the Company to hold all Company property in
the   Company  name  or,  in  the  case  of  cash  or   cash
equivalents, in one or more depository accounts as to which the Company is a beneficial owner.

     SECTION 5.6. A Manager will be elected to serve as Tax Matters Member, as such term is defined in Code Section 6231
(a)(7). The Tax Matters Member shall cause the Company to arrange for the preparation of all necessary informational federal income tax forms on behalf of the Company and for the preparation and filing of any and all state and local income and franchise tax returns required to be filed by the Company.

      SECTION 5.7. The Manager(s) or any trustee, director, manager, member, officer or employee of the Manager(s) serving on behalf of the Company, in the performance of its duties, shall be fully protected in relying in good faith on information, opinions, reports, or statements, including financial statements, books of account, and other financial data, if prepared or presented by: (i) one or more Members, officers or employees of the Company; or (ii) legal counsel, public accountants, or other persons that it reasonably believes to have professional or expert competence.

        SECTION 5.8. The compensation of the Managers(s) or any affiliates of the Manager(s) that are employed by the Company shall be fixed from time to time by the Manager(s). The Company shall reimburse the Manager(s) for all expenses actually and reasonably incurred in managing the Company.

        SECTION 5.9. (A) From time to time, the Manager(s) may appoint its officers, employees or agents, or any of the other Members or their employees or agents, as officers of the Company, and may delegate a portion of its authority, duties and responsibilities to officers of the Company, and shall have the sole and exclusive authority to appoint, replace and remove all officers of the Company. The Company will have a CEO, a President, a Vice President/Chief Technology Officer ("CTO"), a Secretary, a Treasurer/ CFO, and such other officers as the Manager(s) may, in its discretion, deem necessary or appropriate from time to time. The initial Manager (or officer thereof) and any subsequent Manager(s) shall serve as the CEO of the Company.

             (B)  The officers or employees appointed by the
Manager(s) shall have such authority, duties and responsibilities as are customarily incident to such offices or as may otherwise be designated by the Manager(s) from time to time.

          (C) Each officer shall hold his or her respective office unless and until the officer is removed by the Manager(s), except that any officer may resign at any time by giving written notice thereof to the Manager(s). Third parties dealing with the Company shall be entitled to rely conclusively upon the power and authority of the officers of the Company, as set forth herein.

     SECTION 5.10. Any person made or threatened to be made a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, then is or was a Manager, Member, employee or agent of the Company, or then serves or has served on behalf of the company in any capacity at the request of the Company, shall be indemnified by the Company against reasonable expenses, judgments, fines and amounts actually and necessarily incurred in connection with the defense of such action or proceeding or in connection with an appeal therein, to the fullest extent permissible by the Act. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled.

                         ARTICLE VI
                           Capital

      SECTION 6.1. The Members have contributed or assigned to the Capital of the Company, in exchange for their Membership Interests, the cash and other property set forth on Schedule A annexed hereto. If property has been contributed: (i) the amount of the contribution listed on Schedule A shall be the fair market value of such property as determined by the Manager(s); and (ii) the property shall be described in a footnote or supplement to Schedule A. No interest shall be paid on any Capital Contributions.

      SECTION 6.2. A Capital Account shall be established for each Member on the books and records of the Company in accordance with Section l.l.B above. If any assets of the Company are distributed to the Members in kind, the Capital Accounts of the Members shall be adjusted to reflect the difference between the fair market value of such assets on the date of distribution and the basis of the Company in such assets.

     SECTION 6.3.  (A)  Except as expressly provided in this
Agreement,  no  Member  shall  be  required  to   make   any
additional contributions to the capital of the Company.

           (B) If the Manager(s), in its sole discretion, determines that it is in the best interest of the Company to obtain additional capital either from existing Members or outside sources, then the Company shall give written notice of such determination to the Members. Any Members that desire to make such an additional Capital Contribution shall then have a period of ten (10) days to give the Company written notice that they elect to participate in the contribution of additional capital to the Company. If all of the Members elect to participate, then each Member shall contribute an amount equal to the amount of the required capital, multiplied by such Member's Membership Interest stated as a percentage. Each Member electing to participate shall contribute that Member's share of the required capital in cash to the Company within five (5) days after that
Member's written election to make such additional Capital Contribution, but in no event later than fifteen (15) days after the date of the written notice from the Manager(s). If one or more of the Members do not elect to participate or fail to respond within the aforementioned ten (10) day period, then each Member who has given written notice of that Member's decision to contribute additional capital shall be permitted to increase the amount of that Member's additional contribution by an amount equal to the remaining amount of additional capital needed, multiplied by a fraction, the numerator of which is the original amount of additional capital that such Member has agreed to contribute and the denominator of which is the amount of the additional capital that all participating Members have agreed to contribute. If a deficit in the amount of additional capital required thereafter still remains, then the Members who have elected to participate shall be permitted to contribute such remaining additional capital, until there is no deficit, in such manner as such remaining contributing Members may determine. In the event the total amount of additional capital contributions from existing Members is not received, the Manager(s) may seek investment from outside sources. Members contributing additional capital to the Company may be allocated additional Membership Interests, as determined by the Manager(s), and the Members hereby acknowledge that their Membership Interests may be altered in the event that one or more Members do not contribute additional capital or in the event capital is contributed from outside sources. The foregoing provisions of this Section 6.3(B) shall in no way affect the Company's authority to admit new Members pursuant to Article X hereof.

      SECTION 6.4. No Member shall be personally liable for the return of the Capital Contribution of any other Member or any portion thereof, it being expressly understood that any such return shall be made solely from the Company's assets.

      SECTION  6.5.   Except as otherwise provided  in  this
section 6.5, no Member shall be required to loan money to the company. In the event that the Manager(s) determines that it is in the best interest of the Company to borrow funds from the Members for use in the operation of the business of the Company, then the Company shall give written notice of such determination to the Members and the Members shall then have a period of ten (10) days to give the Company written notice that they elect to participate in the making of such loans to the Company. If all of the Members elect to participate, then each Member shall lend an amount equal to the amount of the required funds, multiplied by such Member's Membership Interest. Each Member electing to participate shall lend that Member's share of the required funds in cash to the Company within five (5) days after that Member's written election to make such loan is received by the Company. If one or more of the Members do not elect to participate or fail to respond within the aforementioned ten
(10) day period, then each Member who has given written notice of that Member's decision to lend such funds to the Company shall be permitted to increase the amount of that Member's loan by an amount equal to the remaining amount of required funds, multiplied by a fraction, the numerator of which is original amount of the loan that such Member has agreed to make and the denominator of which is the amount of the loans that all participating Members have agreed to make. If a deficit in the required funds thereafter still remains, then the Company may borrow the remaining amount from the Members who have elected to participate in such loans, in such manner as such Members may determine. Any loans made pursuant to this Section 6.5 shall be payable upon demand or upon such other commercially reasonable terms as the Manager(s) shall determine. Interest shall accrue and shall be payable monthly on the unpaid principal balance of any such loan at no less than the minimum rate required to avoid the imputation of interest under Section 7872 of the Code (whether or not Code Section 7872 applies to the loan). Any payments made by the Company on such loans shall be made to the Members or lenders in proportion to the outstanding balance of the loans owed to each of them. In making any such loan, a Member shall be treated as a general creditor of the Company and not as a Member.

                         ARTICLE VII
                    Distributions of Cash

     SECTION 7.1. Except in connection with the liquidation of the Company, in which case all distributions will be made in accordance with Article X hereof, and except as otherwise provided in Section 7.2 below, the Company shall distribute to the Members, from time to time, but no less frequently than annually, all cash (regardless of the source thereof) of the Company which is not required for the operation or the reasonable working capital requirements of the Company. (Such cash is sometimes referred to herein as "Cash Flow".) For purposes of this Agreement, all Cash Flow allocated to the Members shall be allocated among them in the ratio of their respective Membership Interests at the time of such distribution.

     SECTION 7.2. (A) Except as provided in subsection (B) below, and provided funds are available for such purposes, as shall be determined by the Manager(s), within thirty (30) days of the end of each fiscal quarter of the Company or as promptly thereafter as reasonably possible, the Company shall calculate and distribute to each Member its Mandatory Tax Distribution Amount.

           (B) If the Manager(s) determines the Company is required to withhold taxes on behalf of a Member, each Member hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Member any amount of federal, state, local or foreign taxes that the Manager(s) determines that the Company is required to withhold or pay with respect to any amount distributable or allocable to such Member pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Company pursuant to Sections 1441, 1442, 1445 or 1446 or any other applicable sections of the Code. Any amount paid on behalf of or with respect to a Member shall constitute a loan by the Company to such Member, which loan shall be repaid by such Member within fifteen (15) days after notice from the Company that such payment must be made, unless:
(i) the Company withholds such payment from a distribution (including Mandatory Tax Distribution Amounts) that would otherwise be made to the Member; or (ii) the Manager(s) determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Company which would, but for such payment, be distributed to the Member.

                        ARTICLE VIII
                     Profits and Losses

      SECTION 8.1. The fiscal year of the Company shall be the Calendar Year. The Company's books shall be kept in such manner and by using such methods of accounting as the Manager(s) may determine, and the Company's accounting methods may be changed whenever the Manager(s) believes such a change to be in the best interest of the Company.

      SECTION  8.2.  The Net Profits and Net Losses  of  the
Company shall be the net profits and net losses of the Company as determined for Federal income tax purposes.

      SECTION 8.3. (A) The Net Profits of the Company and each item of income, gain, loss, deduction or credit entering into the computation thereof, shall be allocated to the Members in the same proportions that they share in distributions of Cash Flow pursuant to Section 7.1 above or, if there is no Cash Flow, that they would have shared if there had been Cash Flow.

           (B) The Net Losses of the Company (if any) shall be allocated to the Members in the ratio in which the total Capital Contributed by each Member, pursuant to Section 6.1 above, on the last day of each calendar month during the year bears to the total Capital Contributed by all Members pursuant to Section 6.1 on such date, without regard to the number of days during such month in which such a person was a Member.

      SECTION 8.4. References herein to "Reg. Sec." are to the regulations promulgated by the United States Treasury to the Code. The terms "minimum gain", "minimum gain chargeback", "qualified income offset" and "nonrecourse deduction" are to be interpreted consistent with the definitions of such terms in Reg. Sec. 1.704-2. "Nonrecourse liability" means any liability with respect to which no Member bears the risk of loss under Code Section
752. The following special allocations shall be made in the following order:

           (A)   Except as otherwise set forth in Reg.  Sec.
1.704-2(f), if there is a net decrease in minimum gain during the fiscal year of the Company, each Member shall be specially allocated items of gross income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an mount equal to that Member's share of the net decrease of minimum gain determined in accordance with Reg. Sec. 1.704-2(g). Allocations in accordance with this Section 8.4(B) shall be made first from the disposition of Company assets subject to nonrecourse liabilities, to the extent of the minimum gain attributable to those assets, and thereafter from a pro-rata portion of the Company's other items of income and gain for the taxable year. This Section 8.4 (B) is intended to comply with the minimum gain chargeback requirement of Reg. Sec. 1.704-2(f).


           (B) Except as otherwise set forth in Reg. Sec. l.704-2(i)(4), if there is a net decrease in a Member's nonrecourse liability minimum gain attributable to the Members' nonrecourse liabilities during any fiscal year, each Member who has a share of the Member nonrecourse liability minimum gain attributable to Member nonrecourse liability shall be specially allocated items of gross income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to that Member's share of the net decrease in Members' nonrecourse debt minimum gain attributable to such Member nonrecourse debt. Allocations pursuant to this Section shall be made first from gain recognized from the disposition of Company assets subject to Member nonrecourse liabilities, to the extent of Member minimum gain attributable to those assets, and thereafter from a pro-rata portion of the Company's other items of income and gain for the fiscal year. This section is intended to comply with the minimum gain chargeback requirements of Reg. Sec. 1.704-2(i).

            (C) A Member who unexpectedly receives an adjustment, allocation or distribution described in clause
(4),  (5) or (6) of Reg. Sec. 1.704-1 (b)(2)(ii)(d) will  be allocated items of income and gain in an amount and manner sufficient to eliminate such deficit balance as quickly as would have a deficit in his adjusted Capital Account after all other allocations provided for in this Section 8.3 were made, as if this paragraph were not in the agreement.

           (D) Nonrecourse deductions shall be allocated among the Members in the same proportion in which they share the Cash Flow of the Company.

           (E) Any nonrecourse deduction shall be allocated to any Member who bears the economic risk of loss with respect to the Member nonrecourse liability to which such deduction is attributable.

      SECTION 8.5. Any Company gain or loss realized with respect to property, other than money, contributed to the Company by a Member shall be shared among the Members pursuant to Code section 704(c) and regulations to be promulgated thereunder, so as to take account of the difference between the Company basis and the fair market value of the property at the time of the contribution ("built-in gain or loss"). Such built-in gain or loss shall be allocated to the contributing Member upon the disposition of the property.

      SECTION 8.6. If any Transfer of a Membership Interest occurs prior to the end of a fiscal year, then all allocations of Profits and Losses attributable to the
Transferred  Membership  Interest for  such  year  shall  be divided and allocated between the transferor and the transferee by taking into account their varying interests during such fiscal year, using any convention or method of allocation selected by the Managers which is then permitted under Section 706 of the Code and the regulations promulgated thereunder. All distributions made prior to the effective date of any such transfer shall be made to the transferor and any such distributions made after the effective date of such Transfer shall be made to the transferee.

                         ARTICLE IX
            Admission and Withdrawal of a Member

      SECTION  9.1.   (A)   There  are  no  restrictions  on
Transfers of Membership Interests, except as provided in this Article IX. Any purported Transfer in violation of this Section 9.1 is void ab initio.


          (B) Neither the Company nor any Member shall have a right of first refusal to purchase the Membership Interest of any Member, except in the event that a Member makes an assignment for the benefit of creditors, is the subject of an order for relief under Title 11 of the United States Code, files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law or regulation, files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator for of all or any substantial part of his properties. In such event, the Company shall have the right to acquire and retire such Member's Membership Interest at the price, and upon the same terms and conditions, as the forum having jurisdiction over such Member shall have approved for the purchase of the Membership Interest by any other person.

           (C) A Member may not Transfer its Membership Interest where to do so would render the Company ineligible to hold any governmental license then held by it or for which the Company then has a pending application.
      SECTION 9.2. (A) The Members, by a majority vote of all Members of record entitled to vote, may admit new members to the Company on such terms as may be determined by the Manager(s), and provided that: (i) the issuance of the additional Membership Interests and the admission of such Person as a new Member has been approved the Manager(s);
(ii) the Company has received an instrument of joinder in a form attached as Appendix B executed by that Person;
(iii) that Person has made any initial Capital Contribution required by the Manager(s); and (iv) that Person has provided such other information or agreements as the Manager(s) may require. The Manager(s) shall establish a Capital Account for each such new Member. The Members acknowledge that the issuance of additional ownership interests in the Company may result in the proportionate dilution or reduction of a Member's percentage of ownership interest in the Company.

      SECTION 9.3. All costs and expenses incurred by the Company in connection with the Transfer of a Member's
Membership Interest, including any filing fees and publishing costs and the fees and disbursements of counsel, shall be paid by the assigning Member.

      SECTION 9.4. (A) Each person who becomes a Member in the Company, by becoming a Member, shall and does hereby ratify and agree to be bound by the terms and conditions of this Agreement.

           (B) The Members agree to sign such additional documents as may be required in order to admit additional Members to the Company, pursuant to Sections 9.1 and 9.2 above, as well as, among other things, to provide for the division of profits, losses and Cash Flow among the Members.

      SECTION 9.5. (A) No Member shall Transfer, in whole or in part, its Membership Interest, except pursuant to the terms and conditions of this Article IX. Any purported Transfer of a Membership Interest that does not comply with the terms and conditions of this Article IX will be null and void and of no effect whatsoever. This Article IX shall apply to all Transfers of Membership Interests now owned or acquired in the future by the Members or any other holder thereof, whether voluntary, involuntary or by operation of law, and shall supersede in all respects all prior agreements, either oral or written, relating to the Transfer of Membership Interests. Except as otherwise provided in this Section 9.5, upon any Transfer, in whole or in part, of a Member's Membership Interest in compliance with this
Article IX, the transferee thereof will be admitted as a Member.

           (B) Unless a transferee is admitted as an additional Member with the consent of the Manager(s), the following shall apply to a Transfer to such transferee: (i) the Membership Interest Transferred to the transferee will be strictly limited to the transferor's rights to allocations and distributions as provided by this Agreement with respect to the Transferred Membership Interest, which allocations and distributions may be applied (without limiting any other legal or equitable rights of the Company) to satisfy any debts, obligations or liabilities for damages that the transferor or transferee of such Membership Interest may have to the Company; (ii) neither the transferee nor the transferor will have any rights as to the management of the Company with respect to the Transferred Membership Interest; and (iii) the Transferred Membership Interest will remain subject to all of the restrictions of this Agreement, but the transferee will have none of the powers or rights of a Member.

            (C)    Notwithstanding  any  provision  in  this
Agreement to the contrary, no Transfer of any Membership Interest may be made (i) unless the Transferring Member provides, if required by the Company, evidence and assurances satisfactory to the Company in its reasonable discretion (which may include an opinion of counsel and/or appropriate representations and warranties from the Transferring Member and the transferee) that such Transfer is made in compliance with all applicable securities laws and regulations promulgated thereunder, and (ii) unless the transferee and the Company (on behalf of itself and the other Members) execute and deliver a written instrument of joinder in the form of attached Appendix B, acknowledging the receipt of a copy of the provisions and restrictions contained in this Agreement and agreeing to comply herewith and be bound hereby.

           (D) Any transferee of a Membership Interest, by reason of such Transfer, shall become a party to and be bound by this Agreement. Except as otherwise provided in this Agreement, any transferee of a Membership Interest shall have all of the rights and obligations under this Agreement of the Transferring Member with respect to the Transferred Membership Interest.

      SECTION 9.6. Each Member, for such Member and such Member's heirs, representatives, successors and assigns, as the case may be, covenants to and agrees with the Company and the other Members that the Member shall vote its Membership Interest over which such Person has voting control to cause the Company and the other Members to comply with and perform fully each of his, her, its and their respective obligations, commitments, covenants, and agreements contained in this Agreement, and shall take any and all action as a Member available to the Member as a Member of the Company as may be necessary to cause the Company to comply with such obligations, commitments, covenants and agreements.

                          ARTICLE X
            Termination or Dissolution of Company

      SECTION  10.1.   The Company shall  terminate  and  be
dissolved: (i) upon the expiration of the term of the existence of the Company, as provided in Section 2.4 above;
(ii) upon an affirmative vote of the Manager(s) and a majority in interest of the Members to terminate and dissolve the Company; or (iii) pursuant to the provisions of
Section 10.2 below.

      SECTION 10.2. Except as otherwise provided in Section 9.1(B) above or Section 10.3 below, the Company shall be dissolved in the event any Member: (i) withdraws, resigns or is expelled from the Company; or (ii) makes an assignment for the benefit of creditors, is the subject of an order for relief under Title 11 of the United States Code, files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law or regulation, files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of this nature, seeks, consents to, or acquiesces in the appointment of a trustee, receiver or liquidator for of all or any substantial part of his properties.

      SECTION 10.3. If the Company is to be dissolved pursuant to Section 10.2 above, the owners of a majority Membership Interests of the remaining Member(s) (i.e., other than the Member which caused the dissolution, the "Defaulting Member") may elect to reconstitute and continue the Company upon the same conditions as are set forth in this Agreement. Any such election to continue the Company will not result in the creation of a new company among the remaining Members, nor will such election require the amendment of this Agreement or the execution of an amended Agreement. In such event, the Capital Account of the Defaulting Member shall be converted into an unsecured, non-interest bearing loan to the Company, repayable as and when distributions of Cash Flow are made (treating such loan as a capital account solely for the purpose of calculating the amount to be paid).

      SECTION 10.4. Upon dissolution, unless the remaining Members elect to continue the Company pursuant to Section
10.3 above, the Company shall cease to carry on its business, except insofar as it may be necessary for the winding up of its business, but its separate existence shall continue until the activities set forth in Section 10.5 and
Section 10.6 below have been completed.

      SECTION 10.5. Upon the termination and dissolution of the Company, the then Manager(s), if any, or if there is no Manager, any person elected to perform such liquidation by the written consent of the owners of a majority in interest of the Membership Interests, shall proceed to wind up the affairs of and liquidate the Company.

                (A)   The proceeds of such liquidation shall
          be applied to and distributed as follows:

           (i)  If any assets of the Company are to  be
     distributed   in  kind,  such  assets   shall   be
     distributed on the basis of the fair market  value
     thereof,  and any Member entitled to any  interest
     in such assets shall receive such interest therein
     as  a  tenant-in-common with all other Members  so
     entitled.   The fair market value of  such  assets
     shall  be  determined by an independent appraiser,
     to be selected by the Company's independent public
     accountants.  The amount by which the fair  market
     value of any property to be distributed in kind to
     the  Members exceeds or is less than the basis  of
     such  property, shall, to the extent not otherwise
     recognized  by the Company, be taken into  account
     in  computing Net Profits or Net Losses (and shall
     be  allocated among the Members in accordance with
     Section  8.3 herein) for purposes of crediting  or
     charging  the Capital Accounts of, and liquidating
     distributions   to,  the  Members  under   Section
     10.5(A)(ii) below.

           (ii)  All distributions upon liquidation  of
     the Company shall be distributed: to each of the Members, in proportion to the amounts of their respective positive Capital Accounts, as such accounts have been adjusted: (a) in accordance with Section 6.2 herein to reflect the Net Profit or Net Loss realized or incurred upon the sale of the Company's property or assets and any deemed sale pursuant to Section l0.5(A)(i) above; and (b) in accordance with Section 8.3 herein to reflect all Net Profits or Net Losses with respect to the year of liquidation. No Member shall be liable to repay the negative amount of his Capital Account.

          (B) No Member shall be required to contribute any amount to the Company solely because of a deficit balance in that Member's Capital Account, and any such deficit balance shall not for any purpose be considered an asset of the Company.

           (C) For purposes of the liquidation of the Company's assets, the discharge of its liabilities and the distributions of the remaining funds among the Members as above described, the Manager(s) shall have the authority on behalf of the Company to sell, convey, exchange or otherwise transfer the assets of the Company for such consideration and upon such terms and conditions as the Manager(s) deems appropriate. The Manager(s) may make distributions in kind to Members. The Manager(s) shall have the authority to purchase any Company assets at their appraised fair market value. A reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the discharge of liabilities of the Company to creditors in order to enable the Company to minimize normal losses during the liquidation period.

      SECTION 10.6. Each of the Members shall be furnished with a statement, reviewed by the Company's independent public accountants, which shall set forth the assets and liabilities of the Company as of the date of the Company's liquidation. Upon completion of the liquidation, the Manager(s) shall execute and cause to be filed a Certificate of Dissolution of the Company and any and all other documents necessary with respect to termination of the Company.

       SECTION 10.7. Except as provided by law, upon dissolution of the Company, each Member shall look solely to the assets of the Company for the return of such Member's Capital Contributions. If the Company property remaining after the payment or discharge of the debts and liabilities of the Company is insufficient to allow the return of the full amount of the Capital Contributions of any of the Members, such Member or Members shall have no recourse against any other Member.

                         ARTICLE XI
                      Books and Reports

      SECTION 11.1.  The Manager(s) shall cause the  Company
to maintain and preserve, at the principal office of the Company, the following records:

           (A) Complete and accurate books of account, in which the Manager(s) shall so enter, fully and accurately, each and every transaction of the Company. The books of account of the Company shall be kept in accordance with sound accounting practices and principles applied in a consistent manner by the Company; provided, however, that all methods of accounting and treating particular transactions shall be in accordance with the methods of accounting employed for Federal income tax purposes. All determinations by the Manager(s) with respect to the treatment of any item or its allocation for Federal, state or local tax purposes shall be binding upon all the Members, unless the determination is inconsistent with any express provision of this Agreement.

           (B) A current list of the full name and last known mailing address of each Member set forth in alphabetical order, together with the contribution and share in profits and losses of each Member; a copy of the Certificate of Formation of the Company and any amendments thereto; a copy of the Company's Operating Agreement and any amendments thereto; and a copy of the Company's federal, state and local income tax returns for the three most recent fiscal years.

          (C) Any Member shall have the right, from time to time, at his expense, to have his accountants and representatives examine and/or audit the books and records of the Company and the information referred to in this
Section 11.1, and the Manager(s) will make such books and records and information available for such examinations and/or audits; provided that such inspection and copying does not unduly interfere with the operation of the Company's business.

      SECTION 11.2. No value shall be placed, for any purpose, upon the Company name or the right to its use, or upon the goodwill of the Company or its business. Upon termination or dissolution of the Company (without reconstitution thereof) as provided in Article X herein, neither the Company name or the right to its use, nor the goodwill of the Company, shall be considered as an asset of the Company.

      SECTION 11.3. The Manager(s) will cause to be sent to each of the Members, within a reasonable period after the close of each year, the following: (a) annual statements of the Company's gross receipts and operating expenses and the capital accounts of each Member, prepared by the Company's independent public accountants; and (b) a report indicating the Member's share of the Company's profit or loss for that year and the Member's allocable share of all items of income, gain, loss, deduction, and credit, for Federal income tax purposes, including without limitation a copy of Schedule K-1 to the Company's Federal income tax return for the fiscal year most recently ended.

                         ARTICLE XII
                        Tax Elections

     SECTION 12.1. In the event of a Transfer of a Member's interest, or upon the death of a Member, or in the event of the distribution of Company property to any party hereto, the Company may (but need not necessarily) file an election, in accordance with Section 754 of the Code, to cause the basis of the Company property to be adjusted for Federal income tax purposes, as provided by Sections 734 and 743 of the Code.

                        ARTICLE XIII
                        Miscellaneous

      SECTION 13.1. (A) To the maximum extent permitted by the Act, the Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding (other than an action by or in the right of the Company) by reason of the fact that such Person is or was (i) a Member, Manager, partner, officer, employee or agent of the Company or (ii) serving at the request of the Company as a member, manager, partner, director, trustee, officer, employee or agent of another Person, against expenses (including attorneys'
fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such proceeding.

           (B) To the maximum extent permitted by the Act, the Company shall indemnify any Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such Person is or was (i) a Member, Manager, partner, officer, employee or agent of the Company or (ii) serving at the request of the Company as a member, manager, partner, director, trustee, officer, employee or agent of another Person, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

           (C) To the maximum extent permitted by the Act, the Company shall pay all expenses (including attorneys' fees) actually and reasonably incurred by any person by reason of the fact that such person is or was a Manager or Member of the Company in defending any proceeding in advance of the final disposition of such proceeding, upon receipt of an undertaking by or on behalf of such person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company as authorized by the Act.

           (D) The indemnification rights granted pursuant to this Section 13.1 shall not be exclusive of other indemnification rights, if any, granted to such Person and shall inure to the benefit of the heirs, legal representatives and successors of such Person.

           (E) To the maximum extent permitted by the Act, no repeal of or restrictive amendment of this Section
13.1 and no repeal, restrictive amendment or termination of effectiveness of any law authorizing this Section 13.1 shall apply to or affect adversely any right or protection of any Person entitled to indemnification hereunder, for or with respect to any acts or omissions of such Person occurring prior to such repeal, amendment or termination of effectiveness.

           (F) The Company shall acquire and maintain officers and directors liability insurance for the benefit of those entities and individuals that from time to time hold positions as Manager or as officer or director of the Company or any subsidiary thereof (collectively, the "Management Group"), indemnifying the Management Group against personal liability for any act or omission taken in good faith in the capacity as a member of the Management Group.

     SECTION 13.2. This Agreement is entered into among the Company and its Members for the exclusive benefit of the Company, its Members and their successors and assigns. This Agreement is expressly not intended for the benefit of any creditor of the Company or any other third party. Except and only to the extent provided by the Act, no such creditor or third party shall have any rights under this Agreement or any agreement between the Company and any Manager or Member with respect to any Capital Contribution or otherwise.

      SECTION 13.3. Any notice or other communication under this Agreement shall be in writing and shall be considered given when mailed by registered or certified mail, return receipt requested, or sent via recognized commercial overnight delivery courier, to the parties at the following addresses (or at such other address as a party shall have previously specified by notice to the others as the address to which notice shall be given to him):

           (A) If to the Company, to it in care of the Manager(s) at the address of the Company.

           (B) If to the Manager(s), to them at the address of the Company.

           (C) If to any Member, to him at his address set forth on the books and records of the Company.

      SECTION 13.4. This Agreement and the Loan Agreement, the Equipment Lease Agreement, Contribution Agreement, Employment Agreement (Douglas Lloyd) and Employment Agreement (Donald G. Payne) of even date herewith contemplated hereby (and the other instruments contemplated by those contemporaneous agreements) (collectively, the Foundation Documents") contain a complete statement of all of the arrangements among the parties with respect to the Company; in the event of any conflict among the various agreements, this Agreement shall control. This Agreement cannot be changed orally or in any manner other than by a written agreement executed by all of the Members. There are no representations, agreements, arrangements or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement which are not fully expressed in this Agreement. This Agreement may be amended by written consent of Members collectively holding a majority of the Membership Interests. Ministerial amendments to this instrument may be made by the Manager(s) to amend the Company's Certificate of Formation, to reflect distributions of capital, or to preserve the existence of the Company or the limited liability status of the Members throughout the term of this Agreement.

      SECTION  13.5.   This  Agreement  shall  be  construed
without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted.

      SECTION 13.6. As an additional inducement to GAN to enter into and perform its obligations under this Agreement and the Loan Agreement and the Equipment Lease Agreement, Orbit E-Commerce, Inc. ("Orbit") hereby represents and warrants for the benefit of GAN, the Company, and any current or future subsidiaries of the Company or GAN that all representations and warranties of Orbit set forth in any of the Foundation Documents are true and correct. Without limiting the foregoing, Orbit's execution, delivery and performance of this Agreement and the other Foundation Documents has been approved by action of Orbit's board of directors and is (and are) binding and enforceable against Orbit in accordance with its (and their) terms.

     SECTION 13.7 This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules and regulations of the jurisdiction in which the Company does business. If any provision of this Agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of that provision to other persons or circumstances shall not be affected, but rather shall be enforced to the extent permitted by law.

      SECTION 13.8.  Anything hereinbefore in this Agreement
to the contrary notwithstanding, all references to the property of the Company are deemed to include the profits, losses, proceeds and Cash Flow of any property.

      SECTION 13.9. Irrespective of the place of execution or performance, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in the State of Delaware.

      SECTION  13.10.  The captions, headings and  table  of
contents in this Agreement are solely for convenience of reference and shall not affect its interpretation.

      SECTION 13.11.  This Agreement may be executed in  any
number of counterparts, each of which shall be an original but all of which shall be deemed to constitute a single document.

      SECTION 13.12. Whenever the context so requires, the male gender when used herein shall be deemed to include the female gender, the female gender shall be deemed to include the male gender, the singular shall be deemed to include the plural and the plural shall be deemed to include the singular.

      WHEREFORE, the undersigned hereby agree, acknowledge, and certify that the foregoing agreement constitutes the Operating Agreement of Phoenix TelNet, LLC.

GAN & ASSOCIATES, INC.

By: /s/ Gregory A. Neely
        Gregory A. Neely, President


ORBIT E-COMMERCE, INC.

By: /s/ Douglas Lloyd
        Douglas Lloyd, President

By: /s/ Donald G. Payne
        Donald G. Payne, Chief Financial Officer